UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2023 (April 12, 2023)

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

(Exact name of Registrant as Specified in Its Charter)

Delaware	811-22437	27-3396957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 West Monroe Street
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-0100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares of Beneficial Interest, $0.01 par value	GBAB	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (NYSE: GBAB) (the “Trust”) has entered into a Controlled Equity OfferingSM Sales Agreement, dated October 16, 2019, as amended by First Amendment to Controlled Equity OfferingSM Sales Agreement, dated February 1, 2021, and Second Amendment to Controlled Equity OfferingSM Sales Agreement, dated April 12, 2023 (as amended, the “Sales Agreement”) by and among the Trust, the Trust’s investment adviser, Guggenheim Funds Investment Advisors, LLC, and Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) relating to the Trust’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”). In accordance with the terms of the Sales Agreement, the Trust may offer and sell Common Shares having an aggregate initial offering price of up to $150,000,000, from time to time, through Cantor Fitzgerald as the Trust’s agent for the offer and sale of the Common Shares (the “Offering”).

The Offering has been made pursuant to a prospectus supplement, dated April 12, 2023, and the accompanying prospectus, dated April 12, 2023, each of which constitute part of the Trust’s effective shelf registration statement on Form N-2 (File No. 333-267848) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is in part incorporated by reference to the Registration Statement and in part filed with this report as Exhibit 1.1 and incorporated herein by reference.

Item 8.01. Other Events.

On April 12, 2023, the Trust commenced the Offering pursuant to the Registration Statement. The Trust incorporates by reference the exhibit filed herewith into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Second Amendment to Controlled Equity OfferingSM Sales Agreement, dated April 12, 2023, by and among the Trust, Guggenheim Funds Investment Advisors, LLC, and Cantor Fitzgerald & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

By:	/s/ Mark E. Mathiasen

Name: Mark E. Mathiasen
Title: Secretary

Date:    April 21, 2023

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